UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39172 (Commission file number)	80-0103152 (I.R.S. Employer Identification No.)

3331 Street Road, Suite 200 Bensalem, Pennsylvania (Address of principal executive offices)	19020 (Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 3, 2022, StoneMor Inc. (the “Company”) issued a press release announcing the commencement of the “go-shop” period as set forth in the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 24, 2022, by and between Axar Cemetery Parent Corp (“Parent”), a Delaware corporation and an affiliate of Axar Capital Management, LP (“Axar”), and Axar Cemetery Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information about Where to Find It

The Transactions have not been commenced. The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between StoneMor Inc. (the “Company”), Axar Cemetery Parent Corp., a Delaware corporation (the “Parent”), and Axar Cemetery Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Merger Sub”). In connection with this proposed business combination, Company intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other materials Company files with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARTNER ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement (when available) will be mailed to stockholders of Company. Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents the Company files with the SEC will also be available free of charge on the Company’s internet website at http://www.stonemor.com or by contacting the Company’s Corporate Secretary at ltruj@stonemor.com or (215) 826-2800.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual events or results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “poised,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including: important factors, including risks relating to, among others: the risk that Axar’s approximately 75% equity ownership position and its lack of obligation to support a proposal that is more favorable to the stockholders of the Company (other than Axar and its affiliates) than the Merger Agreement may cause other potential acquirers not to participate in the “go-shop” process or otherwise not to submit any proposal that might be superior to the Merger Agreement; risks related to the Company’s ability to complete the merger transaction on the proposed terms and schedule or at all; the risk that certain closing conditions may not be timely satisfied or waived; the outcome of any legal proceedings that may be instituted against the Company and/or others relating to the transaction; the failure (or delay) to receive the required regulatory approvals relating to the transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the possibility that competing offers will be made; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; and the impact of the COVID-19 pandemic and its impact on the Company’s operations.

When considering forward-looking statements, investors should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 3, 2022 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022	STONEMOR INC.
	By:	/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Senior Vice President and Chief Financial Officer